AGREEMENT OF PURCHASE AND SALE OF ASSETS
                                     BETWEEN
                             FENWAY RESOURCES LTD.,
                             a Delaware corporation
                                   ("Seller"),
                                       and
                             NEVADA/UTAH GOLD, INC.,
                              a Nevada corporation
                                  ("Purchaser")

     THIS AGREEMENT OF PURCHASE AND SALE OF ASSETS ("Agreement") is made and entered into in duplicate this 10th day of August, 1998, by and among Nevada/Utah Gold, Inc., a Nevada corporation ("Purchaser"), and Fenway Resources Ltd., a Delaware corporation ("Seller"), and provides for the Purchaser to acquire substantially all of the assets of the Seller, subject to the liabilities assumed by the Purchaser pursuant to this Agreement and no other liabilities.

                                    RECITALS

     A. The Purchaser desires to acquire, on the terms and subject to the conditions specified in this Agreement, the business of the Seller, insofar as that business is conducted by the use of the Acquired Assets.

     B. The Seller believes that it is desirable and in the best interests of the Seller that it sell the Acquired Assets to the Purchaser, on the terms and subject to the conditions specified in this Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT, AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES DO HEREBY COVENANT, PROMISE, AGREE, REPRESENT AND WARRANT AS FOLLOWS:

                                    ARTICLE I
                                   DEFINITIONS

     As used in this Agreement, the capitalized terms specified in this Agreement shall have the meanings and definitions specified and indicated by the provisions of this Article I, unless a different and common meaning of such a term is clearly indicated by the context, and variants and derivatives of the those terms shall have correlative meanings. To the extent that certain of the definitions specified in this Article I suggest, indicate, or express agreements between or


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


among parties to this Agreement, or contain representations or warranties or covenants of a party, the parties agree to the same, by execution of this Agreement. Agreements, representations, warranties and covenants specified in any part or provision of this Agreement shall for all purposes of this Agreement be treated in the same manner as other such agreements, representations, warranties and covenants specified elsewhere in this Agreement, and the article, section or paragraph of this Agreement within which such an agreement, representation, warranty, or covenant appears shall have no separate meaning or effect on the same.

     1.1 Accumulated Funding Deficiency: An "accumulated funding deficiency" as defined in Section 302(a)(2) of ERISA or the last two sentences of Section 412(a)(2) of the Code, or, in the last two (2) sentences of Section 412(a)(2) of the Code, or, in either case, successor provisions to such provisions adopted by amendments to ERISA or the Code, as the case may be, and including, in each case, other provisions of ERISA, of the Code, or of other law, and regulations adopted pursuant to ERISA, or the Code, or such other law, modifying, amending, interpreting or otherwise affecting the application of such provisions, either in general or as applied to the nature or circumstances of a particular Entity that is a party to, or is affected by, or is involved in, the Transaction and with respect to which Entity the use of the term in this Agreement, or in the particular portion of this Agreement, is relevant.

     1.2 Acquired Assets: The assets of the Seller being acquired by the Purchaser pursuant to the provisions of this Agreement, as identified on
Schedule 1.2 to this Agreement, which, by this reference, is made a part of this
Section 1.2, as though specified verbatim in this Section 1.2, and all other assets of the Seller, tangible or intangible, including contractual, warranty, and other rights, the use or value of which is an inherent part of the assets so identified, or which relate to or result from transactions of the Seller involving the assets so identified.

     1.3 Acquired Business: The businesses conducted by the Seller in which the Seller utilized the Acquired Assets, as described on Schedule 1.3 to this Agreement, which, by this reference, is made a part of this Section 1.3, as though specified verbatim in this Section 1.3.

     1.4 Acquired Facilities: All warehouses, stores, plant, production facilities, manufacturing facilities, processing facilities, fixtures, and improvements owned or leased by the Seller, or otherwise used by the Seller, in connection with the operation of its business or leased or subleased by the Seller to others, but only to the extent that the same consist of Acquired Assets.

     1.5 Affiliate: As it relates to a person, a parent, spouse, brother or sister, or natural or adopted lineal descendent or spouse of such descendent of such person, and any proprietorship, corporation, partnership, congregation, organization, firm, estate, association, league, club, society, joint venture, trust or other form of entity in which such person or parent, spouse, brother or sister, or natural or adopted lineal descendent or spouse of such descendent or such person may have an equity interest or in which such person or parent, spouse, brother or sister, or natural or adopted lineal descendent or spouse of such descendent of such person is a proprietor, partner, officer, director, shareholder, employee, consultant, independent contractor, owner, co-venturer, employer, agent, representative, settlor or beneficiary.


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

     1.6 Agreement: This Agreement of Purchase and Sale of Assets, including all of its schedules and exhibits and all other documents specifically referred to in this Agreement that have been or are to be delivered by a party to this Agreement to another such party in connection with the Transaction or this Agreement, and including all duly adopted amendments, modifications, and supplements to or of this Agreement and such schedules, exhibits and other documents.

     1.7 Assumed Liabilities: The Liabilities of the Seller being assumed by the Purchaser pursuant to pursuant to this Agreement, as specifically identified in
Schedule 1.7 to this Agreement, which, by this reference, is made a part of this
Section 1.7, as though specified verbatim in this Section 1.7, and no other Liabilities of the Seller.

     1.8 Business Day: Any day that is not a Saturday, Sunday, day on which banks in Carson City, Nevada or Wilmington, Delaware, are authorized to close.

     1.9 Closing:  The completion of the  Transaction,  to occur as described in
Article II of this Agreement.

     1.10 Closing Date: The date on which the Closing actually occurs, which shall be on that date which is exactly four (4) business days following the date upon which the appropriate consent of the shareholders of the Seller approving the Transaction is received by the Seller, unless otherwise agreed by the parties, but shall not in any event be prior to satisfaction or waiver of the conditions to Closing specified in Article VII of this Agreement.

     1.11 Closing Time: The time at which the Closing actually occurs. All events that are to occur at the Closing Time shall, for all purposes, be deemed to occur simultaneously, except to the extent, if at all, that a specific order of occurrence is otherwise described.

     1.12 Code: The Internal Revenue Code of 1986, as amended and in effect on the date the parties sign this Agreement.

     1.13 Complete Withdrawal: A "complete withdrawal" from a Multiemployer Plan as defined in Section 4203 of ERISA or successor provisions to such provision adopted by amendments to ERISA and including other provisions of ERISA or of other law, and regulations pursuant to ERISA or such other law, modifying, amending, interpreting or otherwise affecting the application of such provision, either in general or as applied to the nature or circumstances of a particular Entity that is a party to, or is affected by, or is involved in, the Transaction and with respect to which Entity the use of the term in this Agreement, or in the particular location in this Agreement, is relevant.

     1.14 Consent Statement: The document prepared by the Seller for submission to its shareholders soliciting their written consents to the consummation of the Transaction.


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

     1.15 Consideration: Seven million six hundred forty-four thousand sixty-seven (7,644,067) shares of the Purchaser's $.001 par value common stock, to be issued by the Purchaser to the Seller at the Closing, subject to modification and adjustment as specified by the provisions of this Agreement.

     1.16 Control: Generally, the power to direct the management or affairs of an Entity.

     1.17  Entity:  A  corporation,   partnership,  sole  proprietorship,  joint
venture, or other form of organization formed for the conduct of a business, whether active or passive.

     1.18 ERISA: The Employee Retirement Income Security Act of 1974, as amended and in effect at the time of execution of this Agreement.

     1.19 Exchange Act: The Securities Exchange Act of 1934, as amended to the date as of which any reference thereto is relevant pursuant to this Agreement, including any substitute or replacement statute adopted in place or lieu therefor.

     1.20 GAAP: Generally Accepted Accounting Principles, as in effect on the date of any statement, report or determination that purports to be, or is required to be, prepared or made in accordance with GAAP. All references in this Agreement to financial statements prepared in accordance with GAAP shall mean in accordance with GAAP consistently applied throughout the periods to which reference is made.

     1.21 Inventories: The stock of raw materials, work-in-process and finished goods, including, but not limited to, finished goods purchased for resale, held by the Seller for manufacturing, assembly, processing, finishing, sale, or resale to others from time to time in the ordinary course of the business of the Seller, in the form in which such inventories then are held or after manufacturing, assembling, finishing, processing, incorporating with other goods or items, refining, or similar processes.

     1.22 IRS: The Internal Revenue Service.

     1.23 Liabilities: At any time ("Determination Time"), the obligations of a person or Entity, whether known or unknown, contingent or absolute, recorded on its books or not, resulting in any way from facts, events, agreements, obligations or occurrences that existed, occurred or transpired at a prior point in time, or resulted from the passage of time to the Determination Time, but not including obligations accruing or payable after the Determination Time to the extent (but only to the extent) that such obligations (a) result from previously existing agreements for services, benefits, or other considerations, and (b) accrue or become payable with respect to services, benefits, or other considerations received by the person or Entity after the Determination Time.

     1.24 Multiemployer Plan: A "multiemployer plan," as defined in Section 3(37) of ERISA or Section 414(f) of the Code, or, in either case, successor provisions to such provisions adopted by amendments to ERISA or the Code, as the case may be, and including, in each case,


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

other provisions of ERISA, of the Code, or of other law, and regulations adopted pursuant to ERISA, or the Code, or such other law, modifying, amending, interpreting, or otherwise affecting the application of such provisions, either in general or as applied to the nature or circumstances of a particular Entity that is a party to, or is affected by, or is involved in, the Transaction and with respect to which Entity the use of the term in this Agreement, or in the particular location in this Agreement, is relevant.

     1.25 Partial Withdrawal: A "partial withdrawal" from a Multiemployer Plan, as defined in Section 4205 of ERISA or successor provisions to such provision adopted by amendments to ERISA and including other provisions of ERISA or of other law, and regulations adopted pursuant to ERISA or such other law, modifying, amending, interpreting or otherwise affecting the application of such provision, either in general or as applied to the nature or circumstances of a particular Entity that is a party to, or is affected by, or is involved in, the Transaction and with respect to which Entity the use of the term in this Agreement, or in the particular location in this Agreement, is relevant.

     1.26 Payables: Liabilities of a party resulting from the borrowing of money or the incurring of obligations for merchandise or goods purchased.

     1.27 Plan Termination: A termination of a Pension Plan, whether partial or complete, within the meaning of Title IV of ERISA.

     1.28 PBGC: The Pension Benefit Guaranty Corporation.

     1.29 Pension Plan: A "pension plan" or "employee pension benefit plan," as defined in Section 3(2) of ERISA or successor provisions to such provision adopted by amendments to ERISA and including other provisions of ERISA or of other law, and regulations adopted pursuant to ERISA or such other law, modifying, amending, interpreting, or otherwise affecting the application of such provision, either in general or as applied to the nature or circumstances of a particular Entity that is a party to, or is affected by, or is involved in, the Transaction and with respect to which Entity the use of the term in this Agreement, or in the particular location in this Agreement, is relevant.

     1.30  Prohibited  Transaction:  A "prohibited  transaction,"  as defined in
Section 406 of ERISA or Section 4975(c) of the Code, or, in either case, successor provisions to such provisions adopted by amendments to ERISA or the Code, as the case may be, and including, in each case, other provisions of ERISA, of the Code or of other law, and regulations adopted pursuant to ERISA, or the Code, or such other law, modifying, amending, interpreting, or otherwise affecting the application of such provisions, either in general or as applied to the nature or circumstances of a particular Entity that is a party to, or is affected by, or is involved in, the Transaction and with respect to which Entity the use of the term in this Agreement, or in the particular location in this Agreement, is relevant.

     1.31 Proprietary Rights: Trade secrets, copyrights, patents, trademarks, service marks, customer lists, and all similar types of intangible property developed, created or owned by the


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

Seller, or used by the Seller in connection with its business, whether or not the same are entitled to legal protection.

     1.32 Purchaser: Nevada/Utah Gold, Inc., a Nevada corporation, which, pursuant to the terms of this Agreement, is purchasing the Acquired Assets.

     1.33 Receivables: Accounts receivable, notes receivable, and other obligations presented as assets on the books, records and financial statements of the Seller, in accordance with GAAP, indicating moneys owed, due and payable to the Entity or person on whose financial statements such receivables are presented.

     1.34 Reportable Event: A "reportable event," as defined in Section 4043(b) of ERISA or successor provisions to such provision adopted by amendments to ERISA and including other provisions of ERISA or of other law, and regulations adopted pursuant to ERISA or such other law, modifying, amending, interpreting, or otherwise affecting the application of such provision, either in general or as applied to the nature or circumstances of a particular Entity that is a party to, or is affected by, or is involved in, the Transaction and with respect to which Entity the use of the term in this Agreement, or in the particular location in this Agreement, is relevant.

     1.35 SEC: The Securities and Exchange Commission.

     1.36 Securities Act: The Securities Act of 1933, as amended to the date as of which any reference thereto is relevant pursuant to this Agreement, including any substitute or replacement statute adopted in place or lieu thereof.

     1.37 Seller: Fenway Resources Ltd., a Delaware corporation, as the seller of the Acquired Assets.

     1.38 Subsidiary: With respect to any Entity, another Entity of which fifty percent (50%) or more of the effective voting power, or the effective power to elect a majority of the board of directors or similar governing body, or fifty percent (50%) or more of the true equity interest, is owned by such first Entity, directly or indirectly.

     1.39 Transaction: The sale of the Acquired Assets, subject to the Assumed Liabilities, for the Consideration as contemplated by, and on the terms and subject to the conditions of, this Agreement.

     1.40 Welfare Plan: A "welfare plan" or an "employee welfare benefit plan," as defined in Section 3(1) of ERISA or successor provisions to such provision adopted by amendments to ERISA and including other provisions of ERISA or of other law, and regulations adopted pursuant to ERISA or such other law, modifying, amending, interpreting, or otherwise affecting the application of such provision, either in general or as applied to the nature or circumstances of a particular Entity that is a party to, or is affected by, or is involved in, the Transaction and with respect to which Entity the use of the term in this Agreement, or in the particular location in this Agreement, is relevant.


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

                                   ARTICLE II
                                 THE TRANSACTION

     2.1 The Transaction. On the Closing Date, and at the Closing Time, on, and in all instances subject to, each of the terms, conditions, provisions and limitations specified in this Agreement, the Seller shall sell, transfer, convey, and assign to the Purchaser, by instruments satisfactory in form and substance to the Purchaser, and the Purchaser shall acquire from the Seller, the Acquired Assets, subject to the Assumed Liabilities, and only those Liabilities and no others, in exchange for the Consideration. The Seller represents that the assets described on Schedule 1.2 to this Agreement are all the assets reasonably necessary for the conduct of the Acquired Business in the ordinary course in the same manner as that in which such business has been conducted in the immediate past, including, without limitation, all Proprietary Rights and all contract, warranty, and other intangible rights relating to or resulting from the Acquired Business. Neither the Purchaser nor any of its Affiliates is assuming, becoming liable for, agreeing to discharge or in any manner becoming in any way responsible for, any of the Liabilities of the Seller other than those expressly identified on Schedule 1.7 to this Agreement and accepted by the Purchaser.

     2.2 Manner of Payment. The certificate evidencing and representing the Consideration shall be issued and delivered by the Purchaser to the Seller on the Closing Date.

     2.3 Closing. The Closing of the Transaction shall occur at the offices of White and Stepp LLP, 4100 Newport Place, Suite 800, Newport Beach, California 92660 or at such other place as the Purchaser and the Seller may agree, on the Closing Date.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                  OF PURCHASER

     The Purchaser represents and warrants the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Seller created by the provisions of this Agreement:

     3.1 Organization and Qualification. The Purchaser is a corporation duly organized, validly existing, and in good standing pursuant to the laws of its respective jurisdiction of incorporation and has the requisite corporate power and authority to enter into and to perform this Agreement.

     3.2 Authority Relative to This Agreement. The Purchaser has the requisite corporate power and authority to carry out its obligations specified by the provisions of this Agreement. The execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized and approved by the requisite corporate authority of Purchaser and no other corporate proceedings on the part of the Purchaser are necessary to approve and adopt this Agreement or to approve the consummation of the Transaction, including the issuance and



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

delivery of the Consideration. The Purchaser has, and any officer, director or representative executing this Agreement for and on behalf of the Purchaser has; the legal capacity and authority to enter into and deliver this Agreement. This Agreement is a valid and legally binding obligation of the Purchaser and is enforceable completely against the Purchaser in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally, and subject to approval of any and all governmental regulatory agencies and authorities having jurisdiction of the relationship between the parties contemplated by the provisions of this Agreement and the Transaction.

     3.3 Absence of Breach; No Consents. The execution, delivery and performance of this Agreement, and the performance by Purchaser of its obligations specified by the provisions of this Agreement (except for compliance with any regulatory or licensing laws applicable to the business of the Purchaser, all of which, to the extent applicable to Purchaser (and to the extent within its control), will be satisfied in all material respects prior to the Closing) do not (a) conflict with, and will not result in a breach of, any of the provisions of the Articles of Incorporation or Bylaws of Purchaser; (b) contravene any law, rule or regulation of any State or Commonwealth or of the United States, or of any applicable foreign jurisdiction, or any order, writ, judgment, injunction, decree, determination, or award affecting or binding upon the Purchaser, in such a manner as to provide a basis for enjoining or otherwise preventing consummation of the Transaction; (c) conflict with or result in a material breach of or default pursuant to any material indenture or loan or credit agreement or any other material agreement or instrument to which Purchaser is a party, in such a manner as to provide a basis for enjoining or otherwise preventing consummation of the Transaction; or (d) require the authorization, consent, approval or license of any third party of such a nature that the failure to obtain the same would provide a basis for enjoining or otherwise preventing consummation of the Transaction.

     3.4 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement or the Transaction or any related transaction based upon any agreements, written or oral, made by or on behalf of Purchaser.

     3.5 Legal Proceedings. There is no action, suit, proceeding, claim, arbitration, or investigation by any government, governmental agency or other person or Entity (i) pending to which the Purchaser is a party; (ii) threatened against or relating to the Purchaser or any of its assets or businesses; or
(iii) challenging the Purchaser's right to execute, acknowledge, seal, deliver, perform pursuant to this Agreement, or consummate the Transaction, and there is no basis for any such action, suit, proceeding, claim, arbitration or investigation.

     3.6 Insider Transactions. Schedule 3.6 to this Agreement, which, by this reference, made a part of this Section 3.6, as though specified verbatim in this
Section 3.6, is a true, correct and complete list of the following:

          3.6.1 The amounts and other essential terms of indebtedness or other obligations,


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

     agreements, undertakings, Liabilities or commitments (contingent or otherwise) of the Purchaser to or from any past or present officer, director, member, stockholder or any person related to, controlling, controlled by or under common control with any of the foregoing ("Purchaser's Control Persons").

          3.6.2 All transactions between each Purchaser's Control Person and the Purchaser since the Purchaser's date of incorporation and during all times thereafter, and all proposed or contemplated transactions with each Purchaser's Control Person, together with the essential terms thereof.

     3.7 Complete Disclosure. This Agreement (including the exhibits and schedules attached to this Agreement) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein not misleading. There is no fact known to the Purchaser which is not disclosed in this Agreement which materially adversely affects the accuracy of the representations and warranties specified in this Agreement.

     3.8 No Bribes or Kickbacks. The Seller has not, directly or indirectly, paid or delivered any fee, commission, or other money, funds, or property, however characterized, to any person or Entity, in the United States or any other country, and the Purchaser does not know and does not have reason to believe that any conduct by the Purchaser, or any of its officers, directors, employees, agents, or representatives, or any of them, is or has been illegal pursuant to any federal, state, or local law of the United States or any other country having jurisdiction of such conduct. Neither the Purchaser nor any of its officers, directors, employees, agents, or representatives, has participated, directly or indirectly, in any boycott or other similar practice affecting any of the actual or potential customers of the Purchaser. The Purchaser has at all times done business in an open and ethical manner.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                  OF THE SELLER

     The Seller represents and warrants the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of Purchaser created by the provisions of this Agreement.

     4.1 Organization and Qualification. The Seller is a corporation duly organized, validly existing, and in good standing pursuant to the laws of its respective jurisdiction of incorporation and each has the requisite corporate power and authority to conduct its business as it is now being conducted. The Seller is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned or leased by it, or the nature of its activities, is such that qualification as a foreign corporation in that jurisdiction is required by law. No part of the Acquired Business is separately incorporated, but the Acquired Business has been conducted by Seller (none of which is being purchased pursuant to the Transaction) by Entities qualified to do business to the extent required by applicable law in connection with the activities of the Acquired Business.


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

     4.2 Authority Relative to This Agreement. The Seller has the requisite corporate power and authority to carry out its obligations specified by the provisions of this Agreement. The execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized and approved by the requisite corporate authority of Seller and no other corporate proceedings on the part of the Seller are necessary to approve and adopt this Agreement or to approve the consummation of the Transaction, including the issuance and delivery of the Consideration, except for shareholder approval specified elsewhere in this Agreement. The Seller has, and any officer, director or representative executing this Agreement for and on behalf of the Seller has, the legal capacity and authority to enter into and deliver this Agreement. This Agreement is a valid and legally binding obligation of the Seller and is enforceable completely against the Seller in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally, and subject to approval of any and all governmental regulatory agencies and authorities having jurisdiction of the relationship between the parties contemplated by the provisions of this Agreement and the Transaction.

     4.3  Absence  of  Breach;  No  Consents.   The  execution,   delivery,  and
performance of this Agreement, and the performance by the Seller of its obligations created by the provisions of this Agreement, do not (a) conflict with or result in a breach of any of the provisions of the Certificate of Incorporation or Bylaws of the Seller; (b) contravene any law, ordinance, rule, or regulation of any State or Commonwealth or political subdivision of either or of the United States (except for compliance with regulatory or licensing laws all of which, to the extent applicable to the Seller (and to the extent within the control of the Seller), will be satisfied in all material respects prior to the Closing), or of any applicable foreign jurisdiction, or contravene any order, writ, judgment, injunction, decree, determination, or award of any court or other authority having jurisdiction, or cause the suspension or revocation of any authorization, consent, approval, or license, presently in effect, which affects or obligates the Seller or all or any part of the Acquired Assets or any material properties of the Acquired Business, except in any such case where such contravention will not have a material adverse effect on the business, condition (financial or otherwise), operations or prospects of the Acquired Business and will not have a material adverse effect on the validity of this Agreement or on the validity of the consummation the Transaction; (c) conflict with, or result in a material breach of, or default pursuant to, any material indenture or loan or credit agreement or any other material agreement or instrument to which the Seller or any of part of the Acquired Business is a party or by which any of the Acquired Assets may be affected or obligated; (d) require the authorization, consent, approval, or license of any third party; or (5) constitute grounds for the loss or suspension of any permits, licenses, or other authorizations used in the Acquired Business.

     4.4 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with this Agreement or the Transaction or any related transaction based upon any agreements, written or oral, made by or on behalf of Seller. The Seller does not have any obligation to pay finder's or broker's fees or commissions in connection with the exercise of options to renew or extend real estate leases to which the Seller is a party.

     4.5 Legal Proceedings. Schedule 4.5 to this Agreement, which, by this reference, is made a part of this Section 4.5, as though specified verbatim in this Section 4.5, specifies a complete and accurate list of all actions, suits, proceedings, claims, arbitrations, and investigations by any government, governmental agency or other person or entity (i) pending to which the Seller is a party; (ii) threatened against or relating to the Seller or any or its assets or businesses; (iii) challenging the Seller's right to execute, acknowledge, seal, deliver, perform pursuant to, this Agreement, or consummate the Transaction; or (iv) asserting any right with respect to any of the Acquired Assets. Except as specified in that Schedule 4.5, there is no action, suit, proceeding, claim, arbitration, or investigation by any government, governmental agency or other person or Entity (a) pending to which the Seller is a party;
(ii) threatened against or relating to the Seller or any of its assets or businesses; (iii) challenging the Seller's right to execute, acknowledge, seal, deliver, perform pursuant to, this Agreement, or consummate the Transaction; or
(iv) asserting any right with respect to any of the Acquired Assets.

     4.6 Inventory. The Inventory as of the date of this Agreement, and all Inventory created after the date of this Agreement through the Closing Date, consist of items of a quality and quantity usable and salable in the ordinary course of business by the Seller, except for obsolete and slow-moving items and items below standard quality, all of which on or prior to the date of this Agreement have been written down on the books of the Seller to net realizable market value or have been provided for by adequate reserves. All Inventory is free from defects which might provide claims for breach of warranty or product liability, except such items which have been identified and valued to specify their defective condition. All items included in the Inventory are the property of the Seller, except for sales made in the ordinary course of business since the date of this Agreement, and for each of these sales either the purchaser has made full and complete payment therefor or the purchaser's liability to make full and complete payment therefor is specified on the books and records of the Seller. No item included in such Inventory has been pledged as collateral or are held by the Seller on consignment from other persons or are currently subject to any such interest or claim. The Inventory specified on the Seller's books and records is based on quantities determined by physical count or measurement and are valued at the lower of cost, determined on a last-in, first-out basis, or realizable market value.

     4.7 Conduct of Business in Compliance with Regulatory and Contractual Requirements. The Seller has conducted and is conducting its business in compliance with all applicable laws. Neither the real or personal properties owned, leased, operated or occupied by the Seller nor the use, operation or maintenance thereof, nor any of the Acquired Assets, nor their use, operation or maintenance (i) violates any laws, or (ii) violates any restrictive or similar covenant, agreement, commitment, understanding or arrangement.

     4.8 Real Property. Schedule 4.8 to this Agreement, which, by this reference, is made a part of this Section 4.8, as though specified verbatim in this Section 4.8, specifies a complete and accurate description of all interests in real property owned or claimed by the Seller. Other than as specified in that
Schedule 4.8, the Seller does not own or have any interest in any real property.

     4.9 Condition of Personal Property. The Seller has sole and exclusive, good and merchantable title to all of the personal property owned by it, free and clear of all pledges, claims, liens, restrictions, security interests, charges and other encumbrances. All of such personal property is in good repair and good operating condition, fit for its intended purposes, and is adequate for the continuation of the Acquired Business.

     4.10 Insider Transactions. Schedule 4.10 to this Agreement, which, by this reference, is made a part of this Section 4.10, as though specified verbatim in this Section 4.10, specifies a complete and accurate list of the following:

          4.10.1 The amounts and other essential terms of indebtedness or other obligations, agreements, undertakings, Liabilities or commitments (contingent or otherwise) of the Seller to or from any past or present officer, director, member, stockholder or any person related to, controlling, controlled by or under common control with any of the foregoing ("Seller's Control Persons").

          4.10.2 All transactions between each Seller's Control Person and the Seller since the Seller's date of incorporation and during all times thereafter, and all proposed or contemplated transactions with each Seller's Control Person, together with the essential terms thereof.

     4.11 Adverse Conditions. The Seller has no knowledge of any present or future condition, state of facts or circumstances which has affected or may affect adversely the Acquired Business or prevent the Purchaser from conducting the Acquired Business.

     4.12 Complete Disclosure. This Agreement (including the exhibits and schedules attached to this Agreement) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein not misleading. There is no fact known to the Seller which is not disclosed in this Agreement which materially adversely affects the accuracy of the representations and warranties specified in this Agreement or the Acquired Assets. The Seller knows of no fact which has not been disclosed to the Purchaser in writing with respect to the Acquired Assets, Liabilities, financial condition or performance of the Seller which could reasonably be anticipated to have a material adverse effect upon the Acquired Assets, financial condition, operation, operating results, customer relations, employee relations or business prospects of the Acquired Business.

     4.13 No Bribes or Kickbacks. The Seller has not, directly or indirectly, paid or delivered any fee, commission, or other money, funds, or property, however characterized, to any person or Entity, in the United States or any other country, and the Seller does not know and does not have reason to believe that any conduct by the Seller, or any of its officers, directors, employees, agents, or representatives, or any of them, is or has been illegal pursuant to any federal, state, or local law of the United States or any other country having jurisdiction of such conduct. Neither the Seller nor any of its officers, directors, employees, agents, or representatives, has participated, directly or indirectly, in any boycott or other similar practice affecting any of the actual or potential customers of the Seller. The Seller has at all times done business in an open and ethical manner.

     4.14 Uncollectible Receivables. All Receivables specified in the books and records of the Seller are collectable completely in the ordinary course of the Seller's business.

     4.15 Liens on Assets and Properties. Schedule 4.15 to this Agreement, which, by this reference, is made a part of this Section 4.15, as though specified verbatim in this Section 4. 15, specifies a complete and accurate list of all liens, leases, pledges, encumbrances, equities, claims pursuant to bailment and storage requirements, charges and restrictions (except for liens, if any, for personal property taxes not delinquent) regarding the Acquired Assets. All of the Acquired Assets are in good operating condition, ordinary wear and tear excepted, and are capable of utilization by the Purchaser in the ordinary course of the Purchaser's business.

     4.16 Governmental Investigations. No material investigation or review by any governmental entity with respect to the Acquired Business or any of the Acquired Assets or the use thereof is pending or, to the best of the knowledge of the Seller, threatened (other than inspections and reviews customarily made of businesses such as the Acquired Business, nor has any governmental entity indicated to the Seller an intention to conduct the same.

     4.17 Employees, Etc. Schedule 4.17 to this Agreement, which, by this reference, is made a part of this Section 4.17, as though specified verbatim in this Section 4.17, specifies and describes all employment and severance agreements to which the Seller is a party. Other than as specified in that
Section 4.17, there are no collective bargaining, bonus, profit sharing, compensation, or other plans, agreements, trusts, funds, or arrangements maintained by the Seller for the benefit of directors, officers or employees of, or whose principal responsibilities relate to, the Acquired Business, and there are no employment, consulting, severance, or indemnification arrangements, agreements, or understandings between the Seller, on the one hand, and any current or former directors, officers or other employees (or Affiliates thereof) of, or whose principal responsibilities relate to, the Acquired Business, on the other hand. The Seller is not, and following the Closing will not be, obligated by any express or implied contract or agreement to employ, directly or as a consultant or otherwise, any person for any specific period of time or until any specific age.

     4.18 Compliance With Laws. The Acquired Business and each of the Acquired Assets is in substantial compliance with all, and has received no notice of any violation of any, laws or regulations applicable to its operations, including, without limiting the generality of the foregoing, the laws and regulations relevant to the use or utilization of premises, or with respect to which compliance is a condition of engaging in any aspect of the business of the Acquired Business, and the Acquired Business has all permits, licenses, zoning rights, and other governmental authorizations necessary to conduct its business as presently conducted. All such permits, licenses, zoning rights, and other governmental authorizations will, as a part and consequence of the Transaction, be transferred to the Purchaser at the Closing.

     4.19 Ownership of Acquired Assets. The Seller has good, marketable and insurable title, or valid, effective and continuing leasehold rights in the case of leased property, to all real property (as to which, in the case of owned property, such title is fee simple) and all personal property owned or leased by it and comprising a part of the Acquired Assets or the Acquired

Business, or used by it in the conduct of the Acquired Business in such a manner as to create the appearance or reasonable expectation that the same is owned or leased by it; such ownership is free and clear of all liens, claims, encumbrances and charges, except liens for taxes not yet due and minor imperfections of title and encumbrances, if any, which, singly and in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or materially impair the use thereof; no other person has any ownership or similar right in, or contractual or other right to acquire any such right in, any of such assets; and such ownership will be conveyed to the Purchaser at the Closing pursuant to the Transaction. The Seller does not know of any potential action by any party, governmental or other, and no proceedings with respect thereto have been instituted of which the Seller has notice, that would materially affect the Purchaser's ability to use and to utilize each of such assets in the business of the Acquired Business. The Seller has received no notices from any mortgagee regarding any leased properties of the Acquired Business, or the leasehold interest in which comprises any part of the Acquired Assets.

     4.20 Proprietary Rights. The Seller possesses full ownership of, or adequate and enforceable long-term licenses or other rights to use (without payment), all Proprietary Rights used in the Acquired Business or utilized in conjunction with the Acquired Assets, and all such ownership, license or other rights shall be conveyed to the Purchaser at the Closing pursuant to the Transaction; the Seller has not received any notice of conflict which asserts the rights of others with respect thereto; and Seller has in all material respects performed all of the obligations required to be performed by it, and is not in default in any material respect, pursuant to any agreement relating to any such Proprietary Right.

     4.21 Trade Names. Schedule 4.21 to this Agreement, which, by this reference, is made a part of this Section 4.21, as though specified verbatim in this Section 4.21, specifies accurately and completely each trade name, fictitious business name, or other similar name pursuant to which the Seller has conducted any part of the Acquired Business or in which the Seller and each of its predecessors has utilized any of the Acquired Assets during the ten (10) years preceding the date of this Agreement.

     4.22 Employee Benefit Plans.

          4.22.1 The Seller does not maintain or contribute to any Pension Plan or any Welfare Plan, nor is the Seller presently, nor has it been within the last six (6) years, a participating employer in any Multiemployer Plan, affecting, in any case, employees of the Acquired Business or employees of the Seller whose principal activities relate to the Acquired Business.

          4.22.2 All Pension Plans and Welfare Plans of the Seller affecting employees of the Acquired Business or employees of the Seller whose principal activities relate to the Acquired Business, have been administered in substantial compliance with their terms, ERISA and, where applicable, the Code. The IRS has issued a favorable determination letter with respect to the qualification of each such Pension Plan and the exemption of any corresponding trust. A copy of the most recent determination letter for each such Pension Plan has been furnished to Purchaser, and nothing has occurred since the date of any such determination letter that could cause the relevant Pension Plan or trust to lose such qualification or exemption.

          4.22.3 With respect to each Pension Plan or Welfare Plan affecting employees of the Acquired Business or employees of the Seller whose principal activities relate to the Acquired Business: (i) there is no fact, including, without limitation, any Reportable Event, that exists that would constitute grounds for termination of such Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such plan, in each case as contemplated by ERISA; (ii) neither the Seller nor any fiduciary, trustee or administrator of any such Pension Plan or Welfare Plan, has engaged in a Prohibited Transaction that could subject the Seller to any material tax or any material penalty imposed by ERISA or the Code; (iii) the Seller has not incurred any material liability to the PBGC (other than for payment of premiums); and (iv) there is no material Accumulated Funding Deficiency with respect to any Pension Plan, whether or not waived.

          4.22.4 There has been no Plan Termination that has occurred during the five-year period ending on the date of this Agreement affecting employees of the Acquired Business or employees of the Seller whose principal activities relate to the Acquired Business.

          4.22.5 The Seller has no any knowledge of any material liability being incurred under Title IV of ERISA by the Seller with respect to any Pension Plan maintained by a trade or business (whether or not incorporated) which is under common control with, or part of a controlled group of corporations with, the Seller, within the meaning of Sections 414(b) or (c) of the Code and affecting employees of the Acquired Business or employees of the Seller whose principal activities relate to the Acquired Business.

          4.22.6 No Welfare Plan affecting employees of the Acquired Business or employees of the Seller whose principal activities relate to the Acquired Business is funded with a trust or other funding vehicle, other than insurance policies.

          4.22.7 There has occurred no Complete Withdrawal or Partial Withdrawal with respect to any Multiemployer Plan affecting employees of the Acquired Business or employees of the Seller whose principal activities relate to the Acquired Business that could cause the Acquired Business or any part thereof or any of the Acquired Assets to be exposed or subjected to any material liability, or any lien or similar charge in relation to any liability, pursuant to or as a result of ERISA and all payments required to be made to any such Plan by the Seller under any applicable collective bargaining agreements have been made.

     4.23 Acquired Facilities. The Acquired Facilities are (as to physical plant and structure) structurally sound and none of the Acquired Facilities, nor any of the vehicles or other equipment used by the Acquired Business in connection with its business, has any material defects and all of them are in all material respects in good operating condition and repair and are adequate for the uses to which they are being put; none of such Acquired Facilities, vehicles or other equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs which are not material in nature or cost. The Seller is not in breach, violation or default of any lease affecting the Acquired Business or the Acquired Assets with respect to, or as a result of, which the other party (whether lessor, lessee, sublessor, or sublessee) thereto has the right to terminate such lease, and the Seller has not received notice of any claim or assertion that it is or may be in any such breach, violation or default.

     4.24 Contracts. The Acquired Assets and the Acquired Business are not parties to or affected by any contracts, agreements or understandings, whether express or implied, written or verbal; provided, however, that the Acquired Assets or the Acquired Business may be parties to or affected by any such contracts, agreements, or understandings that fall into one of the following categories: (a) those that are terminable on notice of less than thirty-two (32) days and do not involve payments or obligations of more than Two Thousand Five Hundred Dollars ($2,500.00) in any period of thirty-one (31) days or less (on termination or otherwise); or (b) those that involve aggregate payment or obligation remaining unpaid as of the date of the Agreement of less than Ten Thousand Dollars ($10,000.00). The Seller is not a party to any executory contract to sell or transfer any part of any leasehold interest included in the Acquired Assets or utilized by the Acquired Business. True and accurate copies of all such leases, and of all amendments, supplements, extensions and modifications thereof, have heretofore been delivered to the Purchaser by the Seller.

     4.25 Accounts Payable. The accounts payable presented on the books of the Seller at the time of the Closing will present all amounts owed by the Seller in respect of trade accounts due and other Payables of the Acquired Business or relating to the Acquired Assets, and the actual Liability of the Seller in respect of such obligations was not, and will not be, on any of such dates, in excess of the amounts so presented on the balance sheets or the books of the Acquired Business, as the case may be.

     4.26 Labor Matters. There are no activities or controversies, including, but not limited to, any labor organizing activities, election petitions or proceedings, proceedings preparatory thereto, unfair labor practice complaints, labor strikes, disputes, slowdowns, or work stoppages, pending or, to the best of the knowledge of the Seller, threatened, affecting employees of the Acquired Business or employees of the Seller.

     4.27 Insurance. Schedule 4.27 to this Agreement, which, by this reference, is made a part of this Section 4.27, as though specified verbatim in this
Section 4.27, is a complete and accurate description of all insurance policies maintained by the Seller, which are in full force and effect and which insure the Acquired Business, and such insurance policies provide for coverages which are usual and customary in the business of the Acquired Business as to amount and scope, and are adequate to protect the Acquired Business against any reasonably foreseeable risk of loss, including business interruption. The Seller has not within the past three (3) years received any notice of cancellation of any insurance agreement affecting the Acquired Assets or the Acquired Business.

                                    ARTICLE V
                           COVENANTS OF THE PURCHASER

     The Purchaser hereby affords the Seller the following covenants, thereby agreeing to do or not to do, as the case may be, the following, the fulfillment of each of which shall constitute a condition precedent to the obligations of the Seller created by the provisions of this Agreement.

     5.1 Affirmative Covenants. From the date of this Agreement through the Closing Date, the Purchaser will take every action reasonably required of it in order to satisfy the conditions to Closing specified in this Agreement and otherwise to ensure the prompt and expedient consummation of the Transaction substantially as contemplated by this Agreement, and will exert all reasonable efforts to cause the Transaction to be consummated, provided in all instances that the representations and warranties of the Seller in this Agreement are and remain true and accurate and that the covenants and agreements of the Seller in this Agreement are performed and that the conditions to the obligations of the Purchaser specified in this Agreement are not incapable of satisfaction.

     5.2 Cooperation. The Purchaser shall cooperate with the Seller and its counsel, accountants and agents in every way in consummating the Transaction, and in delivering all documents and instruments deemed reasonably necessary or useful by the Seller.

     5.3 Expenses. Whether or not the Transaction is consummated, all costs and expenses incurred by the Purchaser in connection with this Agreement and the Transaction shall be paid by the Purchaser.

     5.4 Publicity. Prior to the Closing any written news releases by the Purchaser pertaining to this Agreement or the Transaction shall be submitted to the Seller for review and approval prior to release by the Purchaser, and shall be released only in a form approved by the Seller; provided, however, that (a) such approval shall not be unreasonably withheld, and (b) such review and approval shall not be required of releases by the Purchaser, if prior review and approval would prevent the timely and accurate dissemination of such press release as required to comply, in the judgment of counsel, with any applicable law, rule or policy.

     5.5 Updating of Exhibits and Schedules. The Purchaser shall notify the Seller of any changes, additions or events which may cause any change in or addition to any schedules or exhibits delivered by it pursuant to this Agreement, promptly after the occurrence of the same and at the Closing by the delivery of updates of all schedules and exhibits. No notification made pursuant to this section shall be deemed to cure any breach of any representation or warranty made in this Agreement, unless the Seller specifically agrees thereto in writing nor shall any such notification be considered to constitute or result in a waiver by the Seller of any condition specified in this Agreement.

     5.6 Confidential Information. Unless and until the Closing has been consummated, the Purchaser and its representatives will hold in strict confidence, and will not use to the detriment of the Seller any data and information with respect to the business of the Seller obtained in connection with this Agreement. If the Transaction is not consummated, the Purchaser will return to the Seller all that data and information that the Seller may reasonably request, including, but not limited to, worksheets, test reports, manuals, lists, memoranda, and other documents prepared by or made available to the Purchaser in connection with the Transaction.

                                   ARTICLE VI
                             COVENANTS OF THE SELLER

     The Seller hereby affords the Purchaser the following covenants, thereby agreeing to do or not to do, as the case may be, the following, the fulfillment of each of which shall constitute a condition precedent to the obligations of the Purchaser created by the provisions of this Agreement.

     6.1 Affirmative Covenants. From the date of this Agreement through the Closing Date, the Seller will take every action reasonably required of it to satisfy the conditions to closing specified in this Agreement and otherwise to ensure the prompt and expedient consummation of the Transaction substantially as contemplated by the provisions of this Agreement, and will exert all reasonable efforts to cause the Transaction to be consummated, provided in all instances that the representations and warranties of the Purchaser in this Agreement are and remain true and accurate and that the covenants and agreements of the Purchaser in this Agreement are performed and that the conditions to the obligations of the Seller specified in this Agreement are not incapable of satisfaction and subject, at all times, to the right and ability of the directors of the Seller to satisfy their fiduciary obligations.

     6.2 Name. The Seller agrees that following consummation of the Transaction, neither it nor any Entity under its control or affiliated with it shall make any attempt to make any use of any name pursuant to which the Acquired Business has conducted business, or authorize others to do so, without the consent of the Purchaser.

     6.3 Access and Information. The Seller shall afford to the Purchaser and to the Purchaser's representatives reasonable access during normal business hours throughout the period prior to the Closing to all of its properties, books, contracts, commitments, records, including, but not limited to, tax returns, and personnel relating to the Acquired Assets or the Acquired Business and, during such period, the Seller shall furnish promptly to the Purchaser (a) all written communications to its directors or to its shareholders generally relating to the Acquired Assets or the Acquired Business, (b) internal monthly financial statements the Acquired Business when and as available, and (c) all other information relating to the Acquired Assets or the Acquired Business as the Purchaser may reasonably request, but no investigation pursuant to this section shall affect any representations or warranties of the Seller, or the conditions to the obligations of the Purchaser to consummate the Transaction specified by the provisions of this Agreement. In the event of the termination of this

Agreement, the Purchaser will, and will cause its representatives to, deliver to the Seller or destroy all documents, work papers, and other material, and all copies thereof, obtained by it or on its behalf from the Seller as a result of this Agreement or in connection herewith, whether so obtained before or after the execution hereof, and will hold in confidence all confidential information that has been designated as such by the Seller in writing or by appropriate and obvious notation, and will not use any such confidential information except in connection with the Transaction, until such time as such information is otherwise publicly available. Purchaser and its representatives shall assert their rights created by this section in such manner as to minimize interference with the business of the Seller.

     6.4 No Solicitation. The Seller and those persons and Entities acting on behalf of any of Seller will not, and the Seller will use its best efforts to cause its officers, employees, agents, and representatives (including any investment banker) not, directly or indirectly, to solicit, encourage, or initiate any discussions with, or negotiate or otherwise deal with, or provide any information to, any person or Entity, other than the Purchaser and its officers, employees, and agents, relating to the Acquired Assets or the Acquired Business. The Seller will notify the Purchaser immediately upon receipt of any inquiry, offer or proposal relating to any of the foregoing. None of the foregoing shall prohibit providing information to others in a manner in keeping with the ordinary conduct of the Seller's business, or providing information to government authorities.

     6.5 Conduct of Acquired Business Pending the Transaction. Prior to the consummation of the Transaction or the termination of this Agreement pursuant to its terms, unless the Purchaser shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed, and except as otherwise contemplated by this Agreement, the Seller will comply with each of the following:

          6.5.1 The Acquired Business, and the other businesses of the Seller that relate to, use or affect the Acquired Assets, if any, will be conducted only in the ordinary and usual course, the Seller shall use reasonable efforts to keep intact the business organization and goodwill of the Acquired Business, keep available the services of the employees of the Acquired Business and of the employees of the Seller whose principal activities relate to the Acquired Business and maintain good relationships with suppliers, lenders, creditors, distributors, employees, customers and others having business or financial relationships with the Acquired Business, and it shall immediately notify the Purchaser of any event or occurrence or emergency material to, and not in the ordinary and usual course of business of, the Acquired Business or affecting any material part of the Acquired Assets.

          6.5.2 The Seller shall not shall create, incur or assume any long-term or short-term indebtedness for money borrowed or make any capital expenditures or commitment for capital expenditures, affecting the Acquired Business or any of the Acquired Assets.

          6.5.3 The Seller shall not (a) adopt, enter into, or amend any bonus, profit sharing, compensation, stock option, warrant, pension, retirement, deferred compensation, employment, severance, termination, or other employee benefit plan, agreement, trust fund, or arrangement for the benefit or welfare of any employees of the Acquired Business or employees of the Seller, or (b) agree to any material (in relation to historical compensation) increase in the compensation payable or to become payable to, or any increase in the contractual term of employment of, any such employee except, with respect to employees who are not officers or directors, in the ordinary course of business in accordance with past practice.

          6.5.4 The Seller shall not sell, lease, mortgage, encumber, or otherwise dispose of or grant any interest in any of the Acquired Assets except for liens for taxes not yet due or liens or encumbrances that are not material in amount or effect and do not impair the use of the Acquired Assets, or as specifically provided for or permitted in this Agreement.

          6.5.5 The Seller shall not enter into, or terminate, any material contract, agreement, commitment, or understanding relating to or affecting the Acquired Assets or the Acquired Business.

          6.5.6 The Seller shall not enter into any agreement, commitment, or understanding, whether in writing or otherwise, with respect to any of the matters referred to in Paragraphs 6.5.1 through 6.5.5, inclusive, of this
     Section 6.5.

          6.5.7 The Seller shall continue properly and promptly to file when due all federal, state, local, foreign, and other tax returns, reports, and declarations required to be filed by it relating to the Acquired Assets or the Acquired Business, and will pay, or make full and adequate provision for the payment of, all taxes and governmental charges due from or payable by it relating to the Acquired Assets or the Acquired Business.

          6.5.8 The Seller shall comply with all laws and regulations applicable to the operations of the Acquired Business and the utilization of the Acquired Assets.

          6.5.9 The Seller shall maintain in full force and effect insurance coverage relating to the Acquired Assets or the Acquired Business of a type and amount customary in the business of the Acquired Business (but not less than that presently in effect).

     6.6 Cooperation. The Seller will cooperate with the Purchaser and its agents in every way in consummating the Transaction and in delivering all
documents  and  instruments  deemed  reasonably   necessary  or  useful  by  the
Purchaser.

     6.7 Seller's Acquisition Intention. The Consideration will be acquired by the Seller (a) for the Seller's own account as a principal and not as a nominee or as an agent; (b) for investment purposes only; and (c) with no contemplation of, or for resale regarding, any distribution or public offering of all or any portion of the Consideration within the meaning of the Securities Act. The Seller has no intention, agreement or arrangement to divide the Consideration with any other person or Entity or to sell, assign, transfer, convey or otherwise dispose of all or any part of the Consideration unless and until the Seller determines, at some future date, changed circumstances, not in contemplation at the time of the acquisition of the Consideration, make such disposition advisable.

     6.8 Exemption from Registration. The Seller understands that the Consideration (a) has not been registered pursuant to the provisions of the Securities Act by reason of the issuance of the Subject Stock in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to the provisions of Section 4(2) and Section 4(6) of the Securities Act and the rules and regulations promulgated pursuant thereto;
(b) must be held by the Seller indefinitely, unless a subsequent disposition of the Consideration is registered pursuant to the provisions of the Securities Act or is exempt from such registration; and (c) has not been qualified pursuant to the requirements of the applicable state securities laws ("Blue Sky Law") by reason of the issuance of the Consideration in a transaction exempt from the registration and qualification requirements of the Blue Sky Law. the rules and regulations promulgated pursuant thereto.

     6.9 Seller's Financial and Business Experience. By reason of the Seller's financial and business experience, the Seller could be assumed reasonably to have the capacity to protect the Seller's own interests in the Transaction.

     6.10 Material and Information about the Purchaser. The Seller has had access to such material and information about the Purchaser, the Purchaser's financial condition and the Purchaser's business prospects as the Seller has requested reasonably.

     6.11 No Advertising. The Seller has not been furnished with any advertising or offering literature regarding the acquisition of the Consideration.

     6.12 Response to Inquiries. The officers and directors of the Purchaser have answered all inquiries the Seller has asked of such officers and directors concerning the Seller and the Purchaser's proposed activities and all other matters regarding the acquisition of the Consideration.

     6.13 Evaluation of Risks. The Seller has such knowledge and experience in business and financial matters that the Seller is capable of evaluating the Purchaser and the proposed activities thereof, the risks and merits of the Consideration and of making an informed decision thereon, and the Seller is not utilizing any other person regarding the evaluation of those risks and merits.

     6.14 Continued Action Regarding Exemption. The Seller shall take any and all additional action which is necessary or appropriate to maintain the exemptions from registration and qualification provided by Section 4(2) and
Section 4(6) of the Securities Act and similar or applicable provisions of the Blue Sky Law.

     6.15 Negotiations with Other Persons. The Seller will not initiate, encourage the initiation by any other person, or participate in any discussions or negotiations with any other persons relating to the sale or other disposition of any of the Acquired Assets, and will promptly notify the Purchaser if any person initiates such discussions or negotiations with the Seller.

     6.16 Expenses. Whether or not the Transaction is consummated, all costs and expenses incurred by the Seller in connection with this Agreement and the Transaction shall be paid by the Seller.

     6.17 Publicity. Prior to the Closing any written news releases by the Seller pertaining to this Agreement or the Transaction shall be submitted to the Purchaser for review and approval prior to release by the Seller, and shall be released only in a form approved by the Purchaser; provided, however, that (1) such approval shall not be unreasonably withheld and (2) such review and approval shall not be fired of releases by the Seller if prior review and approval would prevent the timely and accurate dissemination of such press release required to comply, in the judgment of counsel, with any applicable rule or policy.

     6.18 Updating of Exhibits and Schedules. The Seller shall notify the Purchaser of any changes, additions, or events which cause any change in or addition to any schedules or exhibits delivered by it pursuant to the provisions of this Agreement promptly after the occurrence of the same and again at the Closing by delivery of appropriate updates to all such schedules and exhibits. No such notification made pursuant to this section shall be deemed to cure any breach of any representation or warranty such notification be considered by the Purchaser of any

     6.19 Payment of Unassumed Liabilities. The Seller agrees promptly to pay when due, or otherwise to discharge, without cost or expense to the Purchaser, each and every Liability of the Seller that it specifically assumed by the Purchaser pursuant to this Agreement, as described in Section 2.1 of this Agreement.

     6.20 Further Assurances. On the Closing, the Seller shall deliver to the Purchaser such additional instruments and documents as may be reasonably necessary to close and consummate the Transaction and to evidence a fulfillment of the obligations of the Seller specified by the provisions of this Agreement and exhibits and schedules to this Agreement and the performance by the Seller in all material respects of all conditions to the consummation of the Transaction.

     6.21 Taxes. The Seller has properly filed or caused to be filed all federal, state, local, and foreign income and other tax returns, reports, and declarations that are required by applicable law to be filed by it and that relate to or in any way affect the Acquired Business or the Acquired Assets, and has paid, or made full and adequate provision for the payment of, all federal, state, local, and foreign income and other taxes properly due for the periods covered by such returns, reports, and declarations.

     6.22 Full Disclosure. The documents, certificates, and other writings furnished or to be furnished by or on behalf of the Seller to the Purchaser pursuant to the provisions of this Agreement, taken together in the aggregate, do not and will not contain any untrue statement of a material fact, or omit to state any material fact necessary to make the statements made, in the light of the circumstances under which they are made, not misleading.

                                   ARTICLE VII
                              CONDITIONS TO CLOSING

     7.1 Conditions to Obligations of Purchaser. The obligations of the Purchaser to purchase the Acquired Assets are subject to the satisfaction, at or before the Closing, of all the conditions specified below in this Section 7.1. The Purchaser may waive any or all of those conditions, in whole or in part, without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Purchaser of any of its other rights or remedies, at law or in equity, if the Seller shall be in default of any of its representations, warranties, or covenants specified by the provisions of this Agreement.

          7.1.1 This Agreement and the Transaction shall have received all approvals, consents, authorizations, and waivers from governmental and other regulatory agencies and other third parties, including lenders, holders of debt securities and lessors, required to consummate the Transaction.

          7.1.2 There shall not be in effect a preliminary or permanent injunction or other order by any federal or state court which prohibits the consummation of the Transaction.

          7.1.3 The Seller shall have performed in all material respects each of its agreements and obligations specified by the provisions of this Agreement and required to be performed on or prior to the Closing and shall have complied with all material requirements, rules, and regulations of all regulatory authorities having jurisdiction relating to the Transaction.

          7.1.4 No material adverse change shall, in the reasonable judgment of the Purchaser, have taken place in the business, condition, financial or otherwise, operations, or prospects of the Acquired Business or the Acquired Assets since the date of this Agreement other than those, if any, that result from the changes permitted by this Agreement.

          7. 1.5 The representations and warranties of the Seller specified in this Agreement shall be true in all material respects as of the date of this Agreement and, except in such respects as, in the reasonable judgment of the Purchaser, do not materially and adversely affect the business, condition, financial or otherwise, operations, or prospects of the Acquired Business or the Acquired Assets, as of the Closing Time as if made as of such time.

          7.1.6 The Purchaser shall have received from the Seller an officer's certificate, executed by the Chief Executive Officer and the Chief Financial Officer of the Seller, in their capacities as such, dated the Closing Date, as to the satisfaction of the conditions in Paragraphs 7.1.3, 7.1.4, and 7.1.5 of this Agreement.

          7.1.7 Purchaser shall have received from each lessor or lessee with whom the Seller has a material (as reasonably determined by the Purchaser) lease of real property, which lease or real property comprises part of the Acquired Assets, certificates satisfactory in form and substance to the Purchaser as to the continuing validity of such leases and the absence of any basis for the termination thereof.

          7.1.8 The number of shares of common stock of the Seller held by persons who have evidenced an intent to exercise dissenters' rights of appraisal, if such rights are available to them, shall not be in excess of five percent (5 %) of the outstanding shares of the common stock of the Seller.

          7.1.9 No governmental agency or private party shall have threatened or instituted any action, suit or proceeding before any court or administrative body which seeks to enjoin, questions the legality of, or may materially and adversely affect such transaction.

          7.1.10 There shall exist no conditions, restrictions or reservations affecting the title to or utility of Acquired Assets, including any assignment of any lease, which would prevent the Purchaser from occupying and utilizing the Purchaser's assets, or any portion thereof, to the same full extent that Seller might continue to do if the Transaction did not occur.

          7.1.11 The Purchaser shall have received such additional instruments and documents as may be reasonably necessary to close and consummate the Transaction and to evidence the fulfillment by the Seller of the agreements of the Seller specified by the provisions of this Agreement and the exhibits to this Agreement and the performance in all material respects of all conditions to the consummation of the Transaction.

     7.2 Conditions to Obligation of the Seller. The obligations of the Seller to issue, sell, assign, transfer, convey and deliver the Acquired Assets are subject to the satisfaction, at or before the Closing, of all the following conditions. The Seller may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Seller of any of its other rights or remedies, at law or in equity, if the Purchaser should be in default of any of its representations, warranties, or covenants specified by the provisions of this Agreement.

          7.2.1 This Agreement and the Transaction shall have received all approvals, consents, authorizations, and waivers from governmental and other regulatory agencies and other third parties, including lenders, holders of debt securities, lessors, and the shareholders of the Seller, required by law to consummate the Transaction.

          7.2.2 There shall not be in effect a preliminary or permanent injunction or other order by any federal or state authority which prohibits the consummation of the Transaction.

          7.2.3 The Purchaser shall have performed in all material respects its agreements and obligations specified by the provisions of this Agreement required to be performed on or prior to the Closing.

          7.2.4 The representations and warranties of the Purchaser specified in this Agreement shall be true in all material respects as of the date of this Agreement and, except in such respects as do not materially and adversely affect the business of the Purchaser, taken as a whole, as of the Closing Date as if made as of such time.

          7.2.5 The Seller shall have received from the Purchaser an officers' certificate, executed by the Chief Financial Officer and the Chief Executive Officer of the Purchaser, in their capacities as such, dated the Closing Date, as to the satisfaction of the conditions of Paragraphs 7.2.3 and 7.2.4 of this Agreement.

     7.3 Documents to be Delivered at Closing.

          7.3.1 Purchaser to the Seller. On the Closing Date, the Purchaser shall deliver the following instruments and documents to the Seller.

               7.3.1.1 Certificate Representing the Consideration.

               7.3.1.2 Officers' certificate pursuant to the provisions of Paragraph 7.2.5 of this Agreement.

          7.3.2 Seller to the Purchaser. On the Closing Date, the Seller shall deliver to the Purchaser the following instruments and documents:

               7.3.2.1 A Bill of Sale, executed by the President and the Secretary of the Seller, pursuant to which title to the Acquired Assets is transferred to and vested in the Purchaser.

               7.3.2.2 All consents necessary to the Transaction.

               7.3.2.3 Officers' certificate pursuant to the provisions of Paragraph 7.1.6 of this Agreement.

                                  ARTICLE VIII
                                 INDEMNIFICATION

     8.1. Indemnification By the Seller. The Seller shall defend, indemnify and hold harmless the Purchaser, its officers, directors, stockholders, representatives, agents, accountants, attorneys, servants and employees, and their respective heirs, personal and legal representatives, guardians, successors and assigns, from and against any and all claims, threats, liabilities, taxes, interest, fines, penalties, suits, actions, proceedings, demands, damages, losses, costs and expenses (including attorneys and experts' fees and court costs) of every kind and nature arising out of, resulting from, or in connection with:

          8.1.1.  Any   misrepresentation   or  breach  by  the  Seller  of  any
     representation or warranty specified in this Agreement.

          8.1.2. Any nonfulfillment, failure to comply or breach by the Seller of or with any covenant, promise or agreement of the Seller specified in this Agreement.

          8.1.3. Any act, matter or thing prior to the Closing Date.

     8.2. Indemnification by the Purchaser. The Purchaser shall defend, indemnify and hold harmless the Seller and its respective heirs, personal and legal representatives, guardians, successors and assigns, from and against any and all claims, threats, liabilities, taxes, interest, fines, penalties, suits, actions, proceedings, demands, damages, losses, costs and expenses (including attorneys' and experts' fees and court costs) of every kind and nature arising out of, resulting from, or in connection with:

          8.2.1. Any misrepresentation, omission or breach by the Purchaser of any representation or warranty specified in this Agreement.

          8.2.2. Any nonfulfillment, failure to comply or breach by the Purchaser of or with any covenant, promise or agreement of the Purchaser specified in this Agreement.

                                   ARTICLE IX
                         SECURITIES AND SECURITY HOLDERS

     9.1 Meeting of Shareholders. As soon as practicable after the execution of this Agreement, the Seller will, in conjunction with the Purchaser, commence activities toward soliciting from the shareholders of the Seller written consents of such shareholders of the Transaction. Such activities shall include, without limitation, preparation of the a written consent statement ("Consent Statement"); establishing the date for shareholders entitled to consent regarding the Transaction; complying with applicable legal requirements pursuant to state law and the Exchange Act, if applicable, regarding the giving of notice as to such date; mailing a Consent Statement and consent form (ballot) to shareholders; and in all other respects taking all action required by law to authorize the consummation of the Transaction insofar as authorization thereof by shareholders is required.

     9.2 Consent Statement. The Consent Statement, including, but not limited to, the contents thereof, and the timing and manner of use thereof, will comply with all requirements of the Exchange Act, if applicable, and of any state law applicable thereto, and, without limiting the foregoing, will not, at the time the same is mailed to shareholders, contain any untrue statement of a material fact regarding the Seller or omit to state any material fact necessary to make the statements regarding the Seller therein, considering the circumstances pursuant to which they are made, not misleading.

                                    ARTICLE X
                         TERMINATION, AMENDMENT, WAIVER

     10.1 Termination. This Agreement and the Transaction may be terminated at any time prior to the Closing, whether before or after any approval by shareholders:

          10.1.1 By mutual consent of the Purchaser and the Seller; or

          10.1.2 By either Purchaser or the Seller, upon written notice to the other, if the conditions to such party's obligations to consummate the Transaction, in the case of Purchaser, as specified in Section 7.1 of this Agreement, or, in the case of the Seller, as specified in Section 7.2 of this Agreement, were not, or cannot reasonably be, satisfied on or before October 31, 1998, unless the failure of condition is the result of the material breach of this Agreement by the party seeking to terminate.

     10.2 Amendment. This Agreement may be amended by the Seller and the Purchaser by action taken at any time, but after the Transaction has been approved by the shareholders of the Seller no amendment shall be made which materially reduces the Consideration or which in any way materially and adversely affects the rights of the Seller or its shareholders without the further approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of the Seller and the Purchaser.

     10.3 Waiver. At any time prior to the Closing Date, the Purchaser or the Seller, by action taken by their respective Boards of Directors may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (c) waive compliance with any of the agreements or conditions specified by the provisions of this Agreement. Any agreement on the part of a party to this Agreement to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE XII
                               GENERAL PROVISIONS

     11.1. Notices. Any notice, direction or instrument required or permitted to be given pursuant to this Agreement shall be given in writing by (a) telegram, facsimile transmission or similar method, if confirmed by mail as herein provided, by mail; (b) if mailed postage prepaid, by certified mail, return receipt requested; or (iii) hand delivery to any party at the addresses of the parties specified, below. If given by telegram or facsimile transmission or similar method or by hand delivery, such notice, direction or instrument shall be deemed to have been given or made on the day on which it was given, and if mailed, shall be deemed to have been given or made on the second (2nd) business day following the day after which it was mailed. Any party may, from time to time by similar notice, give notice of any change of address, and in such event, the address of such party shall be deemed to be changed accordingly. The address, telephone number and facsimile transmission number for the notice of each party are:

          If to Seller:             Fenway Resources Ltd.
                                    1013 Centre Road
                                    Wilmington, Delaware 19899

          If to Purchaser:          Nevada/Utah Gold, Inc.
                                    2485 East Lake Blvd.
                                    Carson City, Nevada 89704


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


     11.2. Recovery of Enforcement Costs. In the event any party shall institute any action or proceeding to enforce any provision of this Agreement to seek relief from any violation of this Agreement, or to otherwise obtain any judgment or order relating to or arising from the subject matter of this Agreement, each prevailing party shall be entitled to receive from each losing party such prevailing party's actual attorneys' fees and costs incurred to prosecute or defend such action or proceeding.

     11.3. Assignment. No party shall have the right, without the consent of the other party, to assign, transfer, sell, pledge, hypothecate, delegate, or otherwise transfer, whether voluntarily, involuntarily or by operation of law, any of such party's rights or obligations created by the provisions of this Agreement, nor shall the parties' rights be subject to encumbrance or the claim of creditors. Any such purported assignment, transfer, or delegation shall be null and void.

     11.4. Captions and Interpretations. Captions of the articles, sections and paragraphs of this Agreement are for convenience and reference only, and the works specified therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction, or meaning of the provisions of this Agreement. The language in all parts to this Agreement, in all cases, shall be construed in accordance with the fair meaning of that language as if prepared by all parties and not strictly for or against any party. Each party and counsel for such party have reviewed this Agreement. The rule of construction, which requires a court to resolve any ambiguities against the drafting party, shall not apply in interpreting the provisions of this Agreement.

     11.5 Entire Agreement. This Agreement and the exhibits to this Agreement are the final written expression and the complete and exclusive statement of all the agreements, conditions, promises, representations, warranties and covenants between the parties with respect to the subject matter of this Agreement, and this Agreement supersedes all prior or contemporaneous agreements, negotiations, representations, warranties, covenants, understandings and discussions by and between and among the parties, their respective representatives, and any other person, with respect to the subject matter specified in this Agreement. No provision of any exhibit or schedule to this Agreement shall supersede or annul the terms and provisions of this Agreement, unless the matter specified in such exhibit or schedule shall explicitly so provide to the contrary, in the event of ambiguity in meaning or understanding between the provisions of this Agreement proper and the appended exhibits or schedules, the provisions of this Agreement shall prevail and control in all instances.

     11.6 Choice of Law and Consent to Jurisdiction. This Agreement shall be deemed to have been entered into in the State of Nevada. All questions concerning the validity, interpretation, or performance of any of the terms, conditions and provisions of this Agreement or of any of the rights or obligations of the parties shall be governed by, and resolved in accordance with, the laws of the State of Nevada without regard to conflicts of law principles.

     11.7 Number and Gender. Whenever the singular number is used in this Agreement and, when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and the neuter genders, and vice versa.

     11.8 Successors and Assigns. This Agreement and each of its provisions shall obligate the heirs, executors, administrators, successors, and assigns of each of the parties. Nothing specified in this article, however, shall be a consent to the assignment or delegation by any party of such party's respective rights and obligations created by the provisions of this Agreement.

     11.9 Third Party Beneficiaries. Except as expressly specified by the provisions of this Agreement, this Agreement shall not be construed to confer upon or give to any person, other than the parties hereto, any right, remedy or claim pursuant to, or by reason of, this Agreement or of any term or condition of this Agreement.

     11.10 Severability. In the event any part of this Agreement, for any reason, is determined by a court of competent jurisdiction to be invalid, such determination shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated. It is hereby declared the intention of the parties that they would have executed the remaining portion of this Agreement without including any such part, parts, or portion which, for any reason, may be hereafter determined to be invalid.

     11.11 Governmental Rules and Regulations. The transactions contemplated by the provisions of this Agreement are and shall remain subject to any and all present and future orders, rules and regulations of any duly constituted authority having jurisdiction of that transaction.

     11.12 Execution in Counterparts. This Agreement may be prepared in multiple copies and forwarded to each of the parties for execution. All of the signatures of the parties may be affixed to one copy or to separate copies of this Agreement and when all such copies are received and signed by all the parties, those copies shall constitute one agreement which is not otherwise separable or divisible. Counsel for the Purchaser shall keep all of such signed copies and shall conform one copy to show all of those signatures and the dates thereof and shall mail a copy of such conformed copy to each of the parties within thirty
(30) days after the receipt by such counsel of the last signed copy, and such counsel shall cause one such conformed copy to be filed in the principal office of such counsel.

     11.13 Reservation of Rights. The failure of any party at any time or times hereafter to require strict performance by any other party of any of the warranties, representations, covenants, terms, conditions and provisions specified in this Agreement shall not waive, affect of diminish any right of such party failing to require strict performance to demand strict compliance and performance therewith and with respect to any other provisions, warranties, terms, and conditions specified in this Agreement. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether the same or of a different type. None of the representations, warranties, covenants, conditions, provisions and terms specified in this Agreement shall be deemed to have been waived by any act or knowledge of any party, its agents, trustees, officers, or employees and any such waiver shall be made only by an instrument in writing, signed by the waiving party and directed to any non-waiving party specifying such waiver, and each party reserves such party's rights to insist upon strict compliance herewith at all times.

     11.14 Survival of Covenants, Representations and Warranties. All covenants, representations, and warranties made by each party to this Agreement shall be deemed made for the purpose of inducing the other party to enter into and execute this Agreement. The representations, warranties, and covenants specified in this Agreement shall survive the Closing and shall survive any investigation by either party whether before or after the execution of this Agreement. The covenants, representations, and warranties of the Seller and the Purchaser are made only to and for the benefit of the other and shall not create or vest rights in other persons.

     11.15 Concurrent Remedies. No right or remedy specified in this Agreement conferred on or reserved to the parties is exclusive of any other right or remedy specified in this Agreement or by law or equity provided or permitted; but each such right and remedy shall be cumulative of, and in addition to, every other right and remedy specified in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. the termination of this Agreement for any reason whatsoever shall not prejudice any right or remedy which any party may have, either at law, in equity, or pursuant to the provisions of this Agreement.

     11.16 De Minimis Claims. No party to this Agreement shall bring any action against the other party with respect to the subject matter of this Agreement unless the aggregate amount of all claims so brought in relation to the subject matter of this Agreement exceeds One Hundred Thousand Dollars ($100,000.00); provided, however, that the foregoing shall not prevent or preclude actions seeking injunctive or other equitable forms of relief.

     11.17 Force Majeure. a. If any party is rendered unable, completely or partially, by the occurrence of an event of "force majeure" (hereinafter defined) to perform such party's obligations created by the provisions of this Agreement, such party shall give to the other party prompt written notice of the event of "force majeure" with reasonably complete particulars concerning such event; thereupon, the obligations of the party giving such notice, so far as those obligations are affected by the event of "force majeure," shall be suspended during, but no longer than, the continuance of the event of "force majeure." The party affected by such event of "force majeure" shall use all reasonable diligence to resolve, eliminate and terminate the event of "force majeure" as quickly as practicable.

     b. The requirement that an event of "force majeure" shall be remedied with all reasonable dispatch as hereinabove specified, shall not require the settlement of strikes, lockouts or other labor difficulties by the party involved, contrary to such party's wishes, and the resolution of any and all such difficulties shall be handled entirely within the discretion of the party concerned.

     c. The term "force majeure" as used herein shall be defined as and mean any act of God, strike, civil disturbance, lockout or other industrial disturbance, act of the public enemy, war, blockage, public riot, earthquake, tornado, hurricane, lightening, fire, epidemics, quarantine restrictions, public demonstration, storm, flood, explosion, freight embargoes, governmental action, governmental delay, restraint or inaction, unavailability of equipment, default of a party's subcontractors or suppliers, and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of the party claiming such suspension.

     11.18 Consent to Agreement. By executing this Agreement, each party, for itself represents such party has read or caused to be read this Agreement in all particulars, and consents to the rights, conditions, duties and responsibilities imposed upon such party as specified in this Agreement. Each party represents, warrants and covenants that such party executes and delivers this Agreement of its own free will and with no threat, undue influence, menace, coercion or duress, whether economic or physical. Moreover, each party represents, warrants, and covenants that such party executes this Agreement acting on such party's own independent judgment.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed on the date first written above by their respective officers thereunto duly authorized.

                                      The Purchaser:

                                      Nevada/Utah Gold, Inc.,
                                      a Nevada corporation

                                      By:  /s/ [ILLEGIBLE]
                                           -------------------------
                                      Its: President


                                      By:  /s/ [ILLEGIBLE]
                                           -------------------------
                                      Its: Secretary



                                      The Seller:

                                      Fenway Resources Ltd.,
                                      a Delaware corporation

                                      By:  /s/ [ILLEGIBLE]
                                           -------------------------
                                      Its: President


                                      By:  /s/ [ILLEGIBLE]
                                           -------------------------
                                      Its: Secretary